Exhibit 10.13

FIRST AMENDMENT TO WAREHOUSING
CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of March 25, 2013, by and among W&D INTERIM LENDER II LLC (the “Borrower”), WALKER & DUNLOP, INC. (the “Guarantor”), BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), and the lenders party hereto (the “Lenders”).

R E C I T A L S

The Borrower, the Guarantor, the Administrative Agent, and the Lenders are parties to, among other documents, instruments, and agreements, that certain Warehousing Credit and Security Agreement dated as of October 5, 2012 (as the same may be amended, supplemented, restated, amended and restated, renewed, replaced, extended or otherwise modified, as the case may be, from time to time, the “Loan Agreement”).

Capitalized terms used in this Amendment without definition have the meanings specified therefor in the Loan Agreement.

The Borrower, the Guarantor, the Administrative Agent and the Lenders desire to amend the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments.  Effective upon the Effective Date (as hereafter defined), the Loan Agreement is hereby amended as follows:

(a)           Sections 3.3(f) and (g) of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

“(f)          If the Warehousing Advance Debt Service Coverage Ratio with respect to any Pledged Loan is less than (i) if such Pledged Loan is secured by a Multifamily Property, 1.2 to 1.0 as of any annual testing date for such Pledged Loan, (ii) if such Pledged Loan is secured by an Independent Living Facility, 1.4 to 1.0 as of any semi-annual testing date for such Pledged Loan, or (iii) if such Pledged Loan is secured by an Eligible Assisted Living Facility, 1.5 to 1.0 as of any semi-annual testing date for such Pledged Loan, then Borrower shall prepay the related Warehousing Advance within ten (10) Business Days after Notice from Administrative Agent by at least an amount such that, if such prepayment had been made as of the applicable testing date, the Warehousing Advance Debt Service Coverage Ratio with respect to such Pledged Loan would have been in compliance with the applicable minimum ratios set forth herein.”

“(g)         If at any time the amount of any Warehousing Advance with respect to any Eligible Loan exceeds the lesser of (i) (A) 60% as to a Multifamily Property, (B) 53% as to an Independent Living Facility, or (C) 49% as to an Eligible Assisted Living Facility, of the as is value of the underlying Mortgaged Property with respect to such Eligible Loan (based upon a third party MAI appraisal, reviewed and approved by the Administrative Agent and acceptable to the Borrower), or (ii) (A) 75% as to a Pledged Loan secured by a Multifamily Property, (B) 70% as to a Pledged Loan secured by an Independent Living Facility, or (C) 65% as to a Pledged Loan secured by an Eligible Assisted  Living Facility, of the Mortgage Note Amount advanced by the Borrower with respect to the applicable Mortgage Loan, or (iii) (A) 90% of Cost as to a Pledged Loan secured by a Multifamily Property, or (B) 75% of Cost as to a Pledge Loan secured by a Qualified Seniors Facility, then Borrower shall have thirty (30) Business Days after Notice from the Administrative Agent to pay to the Administrative Agent a sum sufficient to cause the foregoing deficiency to no longer exist.”

(b)           The following new Section 3.3(h) is hereby added to the Loan Agreement immediately following Section 3.3(g):

“(h)         If the Underlying Debt Service Coverage Ratio with respect to any Pledged Loan that is secured by a Qualified Seniors Facility is less than (i) if such Pledged Loan is secured by an Independent Living Facility, 1.3 to 1.0 as of any semi-annual testing date for such Pledged Loan, or (ii) if such Pledged Loan is secured by an Eligible Assisted Living Facility, 1.4 to 1.0 as of any semi-annual testing date for such Pledged Loan, then Borrower shall prepay the related Warehousing Advance within ten (10) Business Days after Notice from Administrative Agent by at least an amount such that, if such prepayment had been made as of the applicable testing date, the Underlying Debt Service Coverage Ratio with respect to such Pledged Loan would have been in compliance with the applicable minimum ratios set forth herein.”

(c)           Section 8.3(d) is hereby amended by correcting the reference in clause (iv) from “the Property Debt Service Coverage Ratio” to “the Property NOI”.

(d)           Sections 11.1(v) through (aa), inclusive, are hereby deleted in their entirety.  For the avoidance of doubt, such terms are duplicative of corresponding requirements set forth in Exhibit E (including as amended pursuant to this Amendment) and accordingly encompassed within the Borrower’s representation and warranty set forth in Section 11.1(u) of the Loan Agreement.

(e)           Section 11.2(f) is hereby deleted in its entirety and replaced with the following:

“(f)          Within thirty (30) days after each applicable testing date set forth in Section 11.3(d) and (e), deliver, or cause to be delivered by the Servicer, (i) all detailed operating information with respect to the each Mortgaged Property and the calculation of such Mortgaged Property’s Property NOI as of such date on the applicable trailing basis, sufficient for Administrative Agent to determine the Warehousing Debt Service Coverage Ratio and Underlying Debt Service Coverage Ratio for the Mortgage Loan secured by such Mortgaged Property, as applicable,  as of such testing date, and (ii) as applicable, a detailed calculation of the twelve month pro forma debt service payments required pursuant to the terms of the related Mortgage Loan.”

(f)            Section 11.3(d) is hereby deleted in its entirety and replaced with the following:

“(d)         Permit the Warehousing Advance Debt Service Coverage Ratio for any Mortgage Loan against which a Warehousing Advance is outstanding to be less than (i) 1.2 to 1.0, if such Mortgage Loan is secured by a Multifamily Property, (ii) 1.4 to 1.0, if such Mortgage Loan is secured by an Independent Living Facility, and (iii) 1.5 to 1.0, if such Mortgage Loan is secured by an Eligible Assisted Living Facility, in each case after giving effect to any retesting after any prepayment of such Warehousing Advance pursuant to Section 3.3(f).  The Warehousing Advance Debt Service Coverage Ratio shall be tested (A) in the case of a Mortgage Loan secured by a Multifamily Property, commencing with the first anniversary of the last day of the calendar month in which the related Warehousing Advance was made and annually thereafter, and (B) in the case of a Mortgage Loan secured by a Qualified Seniors Facility,  on the last day of the sixth (6th) full calendar month following the Advance Date of the related Warehousing Advance and on the last day of each six (6) calendar month period thereafter.”

(g)           The following new Section 11.3(e) is hereby added to the Loan Agreement immediately following Section 11.3(d):

“(e)         Permit the Underlying Debt Service Coverage Ratio for any Mortgage Loan secured by a Qualified Seniors Facility against which a Warehousing Advance is outstanding to be less than (i) 1.3 to 1.0, if such Mortgage Loan is secured by an Independent Living Facility, and (ii) 1.4 to 1.0, if such Mortgage Loan is secured by an Eligible Assisted Living Facility, in each case after giving effect to any retesting after any prepayment of such Warehousing Advance pursuant to Section 3.3(h).  The Underlying Debt Service Coverage Ratio for such Mortgage Loans shall be tested on the last day of the sixth (6th) full calendar month following the Advance Date of the related Warehousing Advance and on the last day of each six (6) calendar month period thereafter.”

(h)           Section 15 of the Loan Agreement is hereby amended as follows:

(i)            The definitions of the following terms are hereby deleted in their entirety and replaced with the following:

“Applicable Margin” has the meaning set forth in the Fee Letter, as from time to time may be amended, restated, supplemented or otherwise modified.”

“Sublimit” means the aggregate amount of Warehousing Advances (expressed as a dollar amount or as a percentage of the Commitment Amount) that is permitted to be outstanding at any one time against a specific Eligible Loan or specific category of Eligible Loans, as set forth in Exhibit E.

“Underlying Debt Service Coverage Ratio” means, as of any time of determination, as to any Mortgage Loan, the ratio of (a) the then Property NOI of the related Mortgaged Property, to (b) (i) if the Mortgage Loan is secured by a Multifamily Property, the interest only debt service required to be paid in accordance with the terms thereof, or (ii) if the Mortgage Loan is secured by a Qualified Seniors Facility, the sum of the interest only debt service plus any principal amortization payments required to be paid in accordance with the terms thereof (excluding any balloon payment due at maturity), taking into account cash funded interest reserves (as reflected in the closing settlement statement to be furnished to the Administrative Agent) to the extent approved by the Administrative Agent in its discretion, not to be unreasonably withheld.  For the purposes of calculating Underlying Debt Service Coverage Ratio for all purposes of the Loan Agreement, including Exhibit E, (A) as of the Advance Date for any Warehousing Advance, the Property NOI shall be determined on a trailing three month basis, annualized and normalized, and (B) as of any applicable semi-annual testing date, the Property NOI shall be determined on a trailing six month basis, annualized and normalized.  In all instances the debt service shall be determined on a twelve (12) month pro forma basis, based on the actual required debt service payments required pursuant to the applicable Mortgage Loan loan documents, and shall take into account all budgeted advances to be made by the Borrower in accordance with the terms thereof.

(i)            The definition of “Daily Floating LIBOR Rate” is hereby amended by adding the following text immediately before the words “(“BBA LIBOR”)” where appearing in the second line thereof, and deleting the words”(“BBA LIBOR”)”:

“or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available (in either case, for the purposes of this definition, “BBA LIBOR”)”.

(j)            The definition of “Property NOI” is hereby amended by deleting the last sentence thereof in its entirety.

(k)           The definition of “Warehousing Advance Debt Service Coverage Ratio”  is hereby amended by adding the following text at the end thereof:

“For the purposes of calculating Warehousing Advance Debt Service Coverage for all purposes of the Loan Agreement, including Exhibit E, (A) as of the Advance Date for any Warehousing Advance, the Property NOI shall be determined on a trailing three month basis, annualized and normalized, (B) as of any applicable semi-annual testing date, the Property NOI shall be determined on a trailing six month basis, annualized and normalized, and (C) as of any applicable annual testing date or in connection with a proposed extension of a Warehouse Period, the Property NOI shall be determined on a trailing twelve month basis, normalized.  In all instances the Testing Debt Service Amount shall be determined on a twelve (12) month pro forma basis.”

(l)            The following new definitions are hereby added in the appropriate alphabetical order:

“Alzheimer’s/Memory Care” means Alzheimer’s care, dementia care, and/or memory care.

“Applicable Expected Permanent Loan Amount” means, as of any date of determination, as to any Mortgaged Property securing a Pledged Loan, the principal amount which the Borrower reasonably expects, based on its or the Servicer’s underwriting and ongoing evaluation and analysis, for the permanent Mortgage Loan under the Targeted Permanent Loan Program for such Mortgaged Property.

“Applicable Targeted Permanent Loan Program”  means, as to a Mortgage Loan proposed to be an Eligible Loan, the FHA, Fannie Mae, or Freddie Mac permanent Mortgage Loan program for which such Mortgage Loan is targeted, as identified by Borrower in the Credit Underwriting Documents delivered to the Administrative Agent with the related Approval Request.

“Assisted Living Facility” means a residential facility, securing a Mortgage Loan, which provides housing, meals, and one or more personal services (which shall not include medical, nursing, dental, or mental health services, but may include Alzheimer’s/Memory Care) for individuals with functional limitations and which satisfies the definition and criteria of an “assisted living facility” established by the Applicable Targeted Permanent Loan Program, including being licensed as such under any applicable state or federal law.

“Change in Law” means the occurrence of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Continuing Care Retirement Community” means a residential retirement facility, securing a Mortgage Loan, designed to provide a continuum of care within a single community or which otherwise is considered a “continuing care community,” regardless of the actual term utilized, by FHA, Fannie Mae, Freddie Mac or any applicable state or federal law.

“Eligible Assisted Living Facility” means an Assisted Living Facility in which no more than 30% of the total units and beds are devoted to Alzheimer/Memory Care, and from which no more than 30% of the income generated is for providing Alzheimer’s/Memory Care.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Independent Living Facility” means a residential retirement facility, securing a Mortgage Loan, offering optional services not related to personal care and which satisfies the definition and criteria of an “independent living facility” established by the Applicable Targeted Permanent Loan Program, including being licensed as such under any applicable state or federal law.

“Qualified Seniors Facility” means (a) an Independent Living Facility, or (b) an Eligible Assisted Living Facility.  In no event shall a Continuing Care Retirement Community, Skilled Nursing Facility, or facility that provides exclusively Alzheimer’s/Memory Care be a “Qualified Seniors Facility.”

“Skilled Nursing Facility” means a facility, such as a nursing home, which provides skilled nursing care and related services for patients who require medical, nursing or rehabilitative services, including Alzheimer’s/Memory Care, or which otherwise would be considered a “skilled nursing facility,” regardless of the actual term utilized, by FHA, Fannie Mae, Freddie Mac or any applicable state or federal law.

“Warehousing Advance-to-Targeted Principal Ratio” means, at any time of determination, as to any Warehousing Advance and the related Pledged Loan, the quotient, expressed as a percentage, of (a) the then outstanding principal amount of such Warehousing Advance, divided by (b) the then Applicable Expected Permanent Loan Amount.

(m)          Exhibit A of the Loan Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.

(n)           Exhibit B of the Loan Agreement is hereby amended and restated in its entirety in the form of Exhibit B attached hereto.

(o)           Exhibit E of the Loan Agreement is hereby amended and restated in its entirety in the form of Exhibit E attached hereto.

(p)           For all purposes of Sections 3.1(c) and 3.9 of the Loan Agreement:

(i)            References to “change in applicable law,”  “change in law,” “change in any such law,” and words and phrases of similar import shall include any Change in Law as such term is added to the Loan Agreement as provided in this Amendment.

(ii)           References to any requirements of “law,” “applicable law” and words and phrases of similar import shall include FATCA as such term is added to the Loan Agreement as provided in this Amendment.

2.             Acknowledgments by Borrower.  The Borrower acknowledges, confirms and agrees that:

(a)           This Amendment is a Loan Document.  All references in any Loan Document to the Borrower’s Obligations shall include the Obligations as amended by this Amendment.

(b)           Except as provided herein, the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect, and the Borrower hereby (x) ratifies, confirms and reaffirms all and singular of the terms and conditions of the Loan Agreement and the other Loan Documents, and (y) represents and warrants that:

(i)            No Unmatured Default or Event of Default exists as of the date the Borrower executes this Amendment, nor will an Unmatured Default or Event of Default exist as of the Effective Date.

(ii)           The representations and warranties made by the Borrower in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof, and will be true and correct as of the Effective Date, except as to (A) matters which speak to a specific date, and (B) changes in the ordinary course to the extent permitted and contemplated by the Loan Agreement.

(iii)          The Borrower has the power and authority and legal right to execute, deliver and perform this Amendment, has taken all necessary action to authorize the execution, delivery, and performance of this Amendment, and the person executing and delivering this Amendment on behalf of the Borrower is and will be duly authorized to do so.

(iv)          This Amendment has been duly executed and delivered by the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c)           Nothing in this Amendment (including the Exhibits annexed hereto) shall alter the discretionary nature of the making of Warehousing Advances as set forth in the applicable provisions of the Loan Agreement.

(d)           The Borrower shall promptly pay upon receipt of an invoice or statement therefor the reasonable attorneys’ fees and expenses and disbursements incurred by the Administrative Agent and the Lenders in connection with this Amendment and any prior matters involving the Loan.

(e)           The Borrower acknowledges, confirms and agrees that it does not have any offsets, defenses, claims, counterclaims or causes of action of any kind or nature against the Administrative Agent or any Lender with respect to any of its liabilities and obligations to the Administrative Agent or any Lender, and, in any event, the Borrower specifically waives, releases, and forever relinquishes all claims, demands, obligations, liabilities, and causes of action of whatever kind or nature, whether known or unknown, which it has or may have, from the beginning of the world to both the date hereof and the Effective Date, against the Administrative Agent, or any Lender or their respective current or former affiliates, officers, directors, employees, agents, attorneys, independent contractors, and predecessors, together with their successors and assigns, directly or indirectly arising out of or based upon any matter related to the Loan, the Obligations, the Loan Agreement, any other Loan Documents, or the administration thereof.

3.             Acknowledgements and Agreements of the Guarantor.

(a)           The Guarantor hereby ratifies and confirms all of the terms and conditions of the Guaranty, the Pledge Agreement, and the Loan Agreement, and represents and warrants that (i) the representations and warranties made or deemed made by the Guarantor in the Loan Documents are true and correct in all material respects as of the date hereof, except as to matters which speak to a specific date and for changes in the ordinary course to the extent permitted and contemplated by the Loan Documents, and (ii) no event has occurred or failed to occur, which occurrence or which failure to occur constitutes, or solely with the passage of time or the giving of notice (or both) would constitute, an Unmatured Default or an Event of Default.

(b)           Without limiting the foregoing, the Guarantor (i) reaffirms, and confirms its guaranty of all of the Guaranteed Obligations (as defined in the Guaranty) as of the date hereof and as previously, and as hereafter from time to time may be, increased, reduced, modified, extended, renewed, amended, supplemented or restated, and notwithstanding the release of any collateral therefor or of any other Person liable for any or all of the Guaranteed Obligations, whether or not the Guarantor executes a confirmation of the applicable Loan Documents in connection therewith, and (ii) agrees that neither the execution of this Amendment, nor the performance or consummation of any of the transactions contemplated hereby, shall in any way limit, restrict, qualify, or extinguish the Guarantor’s liability under the terms of the applicable Loan Documents.

(c)           The Guarantor acknowledges, confirms and agrees that it does not have any offsets, defenses, claims, counterclaims or causes of action of any kind or nature against the Administrative Agent or any Lender with respect to any of its liabilities and obligations to the Administrative Agent or any Lender, and, in any event, the Guarantor specifically waives, releases, and forever relinquishes all claims, demands, obligations, liabilities, and causes of action of whatever kind or nature, whether known or unknown, which it has or may have, from the beginning of the world to both the date hereof and the Effective Date, against the Administrative Agent, or any Lender or their respective current or former affiliates, officers, directors, employees, agents, attorneys, independent contractors, and predecessors, together with their successors and assigns, directly or indirectly arising out of or based upon any matter related to the Loan, the Obligations, the Loan Agreement, any other Loan Documents, or the administration thereof.

(d)           The Guarantor hereby represents and warrants that the Guarantor has the power and authority and legal right to execute, deliver and perform this Amendment, and has taken all necessary action to authorize the execution, delivery, and performance of this Amendment, and that the person executing and delivering this Amendment on behalf of the Guarantor is duly authorized to do so.

4.             Conditions Precedent.  This Amendment shall be effective upon the satisfaction by the Borrower of, or written waiver by the Administrative Agent and the Lenders of, the following conditions, and any other conditions set forth in this Amendment, by no later than 4:00 p.m. (Boston time) on the date of this Amendment, as such time and date may be extended in writing by the Administrative Agent and the Lenders, in their sole discretion (with the date, if at all, by which such conditions have been satisfied or waived being referred to herein as, the

“Effective Date”), failing which this Amendment and all related documents shall be null and void at the option of the Administrative Agent and the Lenders:

(a)           Delivery by the Borrower to the Administrative Agent and each Lender of the following:

(i)            This Amendment, duly executed by the Borrower, the Guarantor, the Administrative Agent and each Lender.

(ii)           An amendment to the Fee Letter, duly executed by the Borrower, the Guarantor, the Administrative Agent and each Lender, to be in form and substance satisfactory to each party thereto.

(iii)          Such certificates of resolutions or other actions, incumbency certificates and/or other certificates of an authorized officer of the Borrower and the Guarantor as the Administrative Agent may require evidencing (A) the authority of the Borrower and the Guarantor to enter into this Amendment and any other documents to be executed and delivered in connection herewith, and (B) the identity, authority and capacity of each officer of the Borrower and the Guarantor authorized to act on its behalf in connection with this Amendment and the other Loan Documents.

(iv)          Such other documents as the Administrative Agent or any Lender reasonably may require, duly executed and delivered.

(b)           No Unmatured Default or Event of Default shall have occurred and be continuing, or will be caused by or result from the Borrower’s execution and delivery of this Amendment and the documents, instruments, and agreements related hereto, or the performance by the Borrower of its obligations thereunder.

(c)           The representations and warranties of the Borrower and the Guarantor contained in this Amendment or in any document, instrument, or agreement delivered or to be delivered in connection with this Amendment (i) shall have been true and correct in all material respects on the date that such representations and warranties were made (except for those which expressly relate to an earlier date, which shall be true and correct as of such earlier date) and (ii) shall be true and correct in all material respects on the Effective Date as if made on and as of such date (except for those which expressly relate to an earlier date, which shall be true and correct as of such earlier date).

(d)           In addition to all other expense payment and reimbursement obligations of the Borrower under the Loan Agreement and other Loan Documents, the Borrower will, promptly following their receipt of an appropriate invoice therefor, pay or reimburse the Administrative Agent and each Lender for all of their respective reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses and disbursements) incurred  in connection with the preparation of this Amendment and any other documents in connection herewith and the matters addressed in and contemplated by, this Amendment.

5.             Miscellaneous.

(a)           This Amendment shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

(b)           This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Signatures transmitted electronically (including by fax or e-mail) shall have the same legal effect as originals, but each party nevertheless shall deliver originally signed counterparts of this Amendment to each other party, upon request.

(c)           This Amendment constitutes the complete agreement among the Borrower, the Guarantor, the Administrative Agent, and the Lenders with respect to the subject matter of this Amendment and supersedes all prior agreements and understanding relating to the subject matter of this Amendment, and may not be modified, altered, or amended except in accordance with the Loan Agreement.

(d)           Time is of the essence with respect to all aspects of this Amendment.

[Remainder of page intentionally left blank]

Executed as a sealed instrument as of the date first above written.

W&D INTERIM LENDER II LLC

By:	/s/ Deborah A. Wilson
Name:	Deborah A. Wilson
Title:	EVP, CFO & Treasurer

WALKER & DUNLOP, INC.

By:	/s/ Deborah A. Wilson
Name:	Deborah A. Wilson
Title:	EVP, CFO & Treasurer

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:	/s/ Jane E. Huntington
Name:	Jane E. Huntington
Title:	Senior Vice President

1

EXHIBIT A

FORM OF APPROVAL REQUEST

Date of Approval Request:

To:	Bank of America, N.A.
225 Franklin Street
Mail stop: MA1-225-02-04, 2nd Floor
Boston, Massachusetts 02110
Attention: Jane E. Huntington, Senior Vice President

Re:          Proposed Warehousing Advance for a SELECT ONE WHEN COMPLETING FORM:[Multifamilty Property][Independent Living Facility][Eligible Assisted Living Facility [with Alzheimer’s/Memory Care][without  Alzheimer’s/Memory Care]]

Reference is made to that certain Warehousing Credit and Security Agreement dated October 5, 2012 (as amended, restated, modified or supplemented from time to time, the “Agreement”) among W&D Interim Lender II LLC (the “Borrower”), Bank of America, N.A., as administrative agent (“Administrative Agent”) for itself and various lenders (the “Lenders”), and such Lenders.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings specified therefor in the Agreement.

The undersigned, being an Authorized Representative of Borrower, submits to Administrative Agent, in accordance with the provisions of Section 2.1(a) of the Agreement, this Approval Request with respect to the Mortgage Loan proposed to be financed by Borrower as described in Schedule 1 [USE THE FORM OF SCHEDULE 1 APPLICABLE TO TYPE OF FACILITY] annexed hereto and incorporated by reference herein.

Borrower hereby certifies, warrants and represents to Administrative Agent and Lenders as follows:

1.             Accompanying this Approval Request are the Credit Underwriting Documents listed on Schedule 2 annexed hereto and incorporated by reference herein.  The following Credit Underwriting Documents are not yet available or are not complete, and the date of anticipated availability and/or completion, is as set forth below:

Missing/Incomplete Items	Availability/Completion Date

2.             Schedule 3 annexed hereto and incorporated by reference herein sets forth all of the Collateral Documents being obtained by Borrower in connection with the subject Mortgage Loan.

2

3.             Except as specifically noted, all documentation and information provided to Administrative Agent in connection with this Approval Request is complete and accurate in all material respects, and complies with all applicable provisions of the Agreement.

4.             There has been no material adverse change in Borrower’s or Guarantor’s financial condition from the most recent financial information furnished to Administrative Agent pursuant to the Agreement.

5.             No Unmatured Defaults or Events of Defaults have occurred which have not been waived in writing by the Administrative Agent.

6.             Each representation and warranty made or deemed made by Borrower and Guarantor, respectively, in the Agreement and other Loan Documents is true and complete in all material respects at and as of the date hereof (except for those which expressly relate to an earlier date which shall be true and correct as of such earlier date).

EXECUTED as of the date first above written.

W&D INTERIM LENDER II LLC
By:
Name:
Title:

3

SCHEDULE 1

[TO BE USED FOR MULTIFAMILY PROPERTIES]

Approval Request

Project Borrower
Project/Sponsor Name
Borrower Contact info.
Project Address
Project completion date
Ownership or management interest in the Mortgaged Property by Borrower or any Affiliate?(1)
Borrower maximum loan amount (may not exceed $35,000,000)
Is there proposed any repairs, renovation, or rehabilitation at the Mortgaged Property?
Construction Escrow Holdback
Underwritten FHA, Fannie Mae or Freddie Mac Permanent Loan Amount
Requested Warehousing Advance Amount(2)
Anticipated Warehousing Advance date
Borrower Loan Initial Maturity
Borrower Loan Extended Maturity

Warehousing Advance Request Review:

Item	Guideline	Actual / Comment	Complies (Y or N)
Applicable Targeted Permanent Loan Program	Must be Fannie Mae, Freddie Mac, or FHA

Warehousing Advance Amount

The lesser of (i) 60% of the asset’s as is value based upon a third party MAI appraisal, and (ii) 75% of Mortgage Note Amount advanced by Borrower under the applicable Mortgage Loan.

Warehousing Advance DSC (using BofA Testing Debt Service Amount) > 1.2x

(1)  Requires approval of Administrative Agent.

(2) A Warehousing Advance Request must be delivered to Administrative Agent in accordance with Section 2.1(b) of the Agreement.

1

Borrower Loan Amount	Underlying DSC > 1.0x Lesser of as-is LTV < 80%, or LTC < 90% Maximum loan amount $35MM

Pro forma Property NOI	Must be sufficient for Applicable Targeted Permanent Loan Program

Amount of Borrower Loan designated for Property rehab(3)	Budgeted and actual must be < 15% of Cost

Subordinate Financing/Mezz Financing	Not Permitted	N/A	N/A

Appraisal Report	Required	Appraisal Dated:

Environmental Report	Required	ESA Dated:

Property Condition Report	Required	PCR Dated:

(3)  If any portion of the improvements to the Mortgaged Property is designated for repairs, renovation, or rehabilitation the details thereof are set forth in and a budget is included with the related Credit Underwriting Documents.

2

SCHEDULE 1

[TO BE USED FOR INDEPENDENT LIVING FACILITIES]

Approval Request

Project Borrower
Project / Sponsor Name
Borrower Contact info.
Project Address
Project completion date

Ownership or management interest in the Mortgaged Property by Borrower or any Affiliate?(1)
Borrower maximum loan amount (may not exceed $15,000,000)
Is there proposed any repairs, renovation, or rehabilitation at the Mortgaged Property?
Construction Escrow Holdback
Underwritten FHA, Fannie Mae or Freddie Mac Permanent Loan Amount
Requested Warehousing Advance Amount(2)
Anticipated Warehousing Advance date
Borrower Loan Initial Maturity
Borrower Loan Extended Maturity

Warehousing Advance Request Review:

Item	Guideline	Actual / Comment	Complies (Y or N)
Applicable Targeted Permanent Loan Program	Must be Fannie Mae, Freddie Mac, or FHA

Warehousing Advance Amount

The lesser of (i) 53% of the asset’s as is value based upon a third party MAI appraisal, and (ii) 70% of Mortgage Note Amount advanced by Borrower under the applicable Mortgage Loan.

Warehousing Advance DSC (using BofA Testing Debt Service Amount) > 1.4x

(1)  Requires approval of Administrative Agent.

(2) A Warehousing Advance Request must be delivered to Administrative Agent in accordance with Section 2.1(b) of the Agreement.

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Borrower Loan Amount	Underlying DSC > 1.3x Lesser of as-is LTV < 75%, or LTC < 75% Maximum loan amount $15MM

Pro forma Property NOI	Must be sufficient for Applicable Targeted Permanent Loan Program

Amount of Borrower Loan designated for Property rehab(1)	Budgeted and actual must be < 15% of Cost

Subordinate Financing/Mezz Financing	Not Permitted	N/A	N/A

Appraisal Report	Required	Appraisal Dated:

Environmental Report	Required	ESA Dated:

Property Condition Report	Required	PCR Dated:

(1)  If any portion of the improvements to the Mortgaged Property is designated for repairs, renovation, or rehabilitation the details thereof are set forth in and a budget is included with the related Credit Underwriting Documents.

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SCHEDULE 1

[TO BE USED FOR ASSISTED LIVING FACILITIES]

Approval Request

Project Borrower
Project / Sponsor Name
Borrower Contact info.
Project Address
Project completion date
Ownership or management interest in the Mortgaged Property by Borrower or any Affiliate?(1)
Borrower maximum loan amount (may not exceed $15,000,000)
Is there proposed any repairs, renovation, or rehabilitation at the Mortgaged Property?
Construction Escrow Holdback
Underwritten FHA, Fannie Mae or Freddie Mac Permanent Loan Amount
Requested Warehousing Advance Amount(2)
Anticipated Warehousing Advance date
Borrower Loan Initial Maturity
Borrower Loan Extended Maturity
Is Alzheimer’s/Memory Care provided [Yes or No]

Warehousing Advance Request Review:

Item	Guideline	Actual / Comment	Complies (Y or N)
Applicable Targeted Permanent Loan Program	Must be Fannie Mae, Freddie Mac, or FHA

If Alzheimer’s/Memory Care is provided	No. of units/beds in facility may not exceed 30% of total Income from Applicable Targeted Permanent Loan Program may not exceed 30% of total

(1)  Requires approval of Administrative Agent.

(2) A Warehousing Advance Request must be delivered to Administrative Agent in accordance with Section 2.1(b) of the Agreement.

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Warehousing Advance Amount

The lesser of (i) 49% of the asset’s as is value based upon a third party MAI appraisal, and (ii) 65% of Mortgage Note Amount advanced by Borrower under the applicable Mortgage Loan. Warehousing Advance DSC (using BofA Testing Debt Service Amount) > 1.5x

Borrower Loan Amount	Underlying DSC > 1.4x Lesser of as-is LTV < 75%, or LTC < 75% Maximum loan amount $15MM

Pro forma Property NOI	Must be sufficient for Applicable Targeted Permanent Loan Program

Amount of Borrower Loan designated for Property rehab(1)	Budgeted and actual must be < 15% of Cost

Subordinate Financing/Mezz Financing	Not Permitted	N/A	N/A

Appraisal Report	Required	Appraisal Dated:

Environmental Report	Required	ESA Dated:

Property Condition Report	Required	PCR Dated:

(1) If any portion of the improvements to the Mortgaged Property is designated for repairs, renovation, or rehabilitation the details thereof are set forth in and a budget is included with the related Credit Underwriting Documents.

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SCHEDULE 2

Credit Underwriting Documents Furnished with Approval Request

SCHEDULE 3

Collateral Documents to be obtained by Borrower

EXHIBIT B

FORM OF WAREHOUSING ADVANCE REQUEST AGAINST ELIGIBLE LOANS

ELIGIBLE LOAN TYPE:	Check one: ☐ Multifamily Property ☐ Independent Living Facility ☐ Eligible Assisted Living Facility

ELIGIBLE LOAN COLLATERAL TYPE:	MUST BE FIRST MORTGAGE LOAN

Project Name:
Project State and Zip Code:

Mortgage Note Amount: $
Mortgage Note Date:
Mortgage Note Maturity Date:

Approved Warehousing Advance Amount: $

Warehousing Advance Date:
Warehouse Period Expiration Date:

Title Company/Closing Agent:
Title Contact Person:	Phone No.:
Title Contact Person E-Mail Address:
Title Company Address:

WIRE TRANSFER INFORMATION

Wire Amount:	Date of Wire:
Receiving Bank:	ABA No.:
City & State:
Credit Account Name:	Number:
Advise:	Phone:

W&D Interim Lender II LLC (the “Borrower”) has granted, and hereby reaffirms the grant of, a security interest to Bank of America, N.A., as administrative agent (“Administrative Agent”) for itself and various lenders (the “Lenders”) in all of Borrower’s right, title and interest in and to the Mortgage Loan described above and all related Collateral pursuant to Article 4 of the Warehousing Credit and Security Agreement dated as of October 5, 2012, among Borrower,

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Administrative Agent and Lenders (as amended, restated, modified or supplemented from time to time, “Agreement”).  Capitalized terms used in this Warehousing Advance Request without further definition have the meanings set forth in the Agreement.

Borrower hereby represents and warrants as follows:

(a)                                 The Warehousing Advance requested hereby complies with all applicable requirements of the Agreement.

(b)                                 Each representation and warranty made under the Agreement is true and correct at and as of the date hereof (except to the extent relating to a specific date) and will be true and correct at and as of the time the Warehousing Advance is made, in each case both with and without giving effect to the Warehousing Advance and the application of the proceeds thereof.

(c)                                  No Unmatured Default or Event of Default has occurred which has not been waived in its entirety by the Administrative Agent, or would result from the making of the Warehousing Advance or the application of the proceeds thereof if the Warehousing Advance were made on the date hereof, and no Unmatured Default or Event of Default will have occurred which has not been waived in its entirety by the Administrative Agent at the time the Warehousing Advance is to be made or would result from the making of the Warehousing Advance or the application of the proceeds thereof.

(d)                                 Borrower agrees to cause the Mortgage Notes(s) and the other Collateral Documents required by the Agreement, including Exhibit C, to be delivered to the Administrative Agent by no later than when required pursuant to the applicable provisions of the Agreement, including Exhibit C.

(e)                                  The Credit Underwriting Documents delivered to the Administrative Agent with respect to the Warehousing Advance contemplated herein, and approved by the Administrative Agent, are complete and correct as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Warehousing Advance Request as a document under seal as of                                 , 201 .

AUTHORIZED SIGNATURE

By
Print Name:
Title:

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EXHIBIT E

WAREHOUSING CREDIT AND SECURITY AGREEMENT ELIGIBLE LOANS

A.                                    LIMITATIONS ON WAREHOUSING ADVANCES AGAINST MORTGAGE LOANS

Lenders’ obligation to consider making Warehousing Advances under the Agreement is subject to all requirements of the Agreement and to the following additional limitations:

1.                                      No Warehousing Advance will be made against any Mortgage Loan that has been previously sold or pledged to obtain financing (whether or not such financing constitutes Indebtedness) under another warehousing financing arrangement.

2.                                      No Warehousing Advance will be made against any Mortgage Loan that Administrative Agent or any Lender believes may be based on untrue, incomplete, inaccurate or fraudulent information or may otherwise be subject to fraud.

3.                                      No Warehousing Advance will be made against any Mortgage Loan if any of the limitations set forth in this Exhibit E would be exceeded after giving effect to the Warehousing Advance.

4.                                      No Warehousing Advance will be made against a Mortgage Loan originated by a Person other than Borrower.

5.                                      No Warehousing Advance will be made against a Mortgage Loan if the applicable Advance Rate or Sublimit would be exceeded.

6.                                      No “cash out” Mortgage Loans shall be Eligible Loans.

7.                                      As of the date of the closing of the Mortgage Loan and as of the applicable Advance Date, the pro forma Property NOI of the Mortgaged Property as of the maturity date of such Mortgage Loan (as set forth in projections to be provided by Borrower to Administrative Agent with the related Approval Request) must be sufficient to qualify for the Applicable Targeted Permanent Loan (as identified in the related Approval Request).

B.                                    ELIGIBLE LOANS AND TERMS OF WAREHOUSING ADVANCES

Subject to compliance with the terms and limitations set forth below, and all applicable terms, conditions, representations and warranties, and covenants in the Agreement, (1) Mortgage Loans which satisfy the following criteria shall be eligible to be included as Eligible Loans for purposes of the Agreement, and (2) any such Mortgage Loans which are accepted by the Administrative Agent and Lenders as Eligible Loans shall be subject to the following terms and conditions:

Multifamily Properties

(1)                                                                                 Mortgage Loan type: An interim First Mortgage Loan secured by a Multifamily Property to (i) refinance an existing third party Mortgage Loan secured by such Multifamily Property, or (ii) finance the acquisition of such Multifamily Property, in either case possibly to include funds for minor repairs and rehabilitation (subject to the limitations set forth in this Exhibit and the Agreement).

(2)                                                                                 Repairs and rehabilitation:  May not exceed 15% of Cost.

(3)                                                                                 Subordinate Mortgage Loans or mezzanine debt: Not Permitted.

(4)                                                                                 Sublimit: 100% of the Total Commitment Amount.

(5)                                                                                 Maximum amount of Mortgage Loan:  $35,000,000.

(6)                                                                                 Advance Rate: The lesser of (i) 60% of the as is value of the Mortgaged Property with respect to the particular Mortgage Loan based upon a third party MAI appraisal, reviewed and approved by the Administrative Agent, and (ii) 75% of the Mortgage Note Amount advanced by the Borrower with respect to the applicable Mortgage Loan.

(7)                                                                                 Warehousing Advance Debt Service Coverage Ratio: As of the date of the closing of the Mortgage Loan and as of the applicable Advance Date, the Warehousing Advance Debt Service Coverage Ratio must be at least 1.20 to 1.00.

(8)                                                                                 Maximum Underlying Loan-to-Value Ratio and Loan-to-Cost Ratio: The Underlying Loan-to-Value Ratio may not exceed 80%, and the Loan-to-Cost Ratio may not exceed 90%.

(9)                                                                                 Underlying Debt Service Coverage Ratio: As of the date of the closing of the Mortgage Loan and as of the applicable Advance Date, the Underlying Debt Service Coverage Ratio must be at least 1.00 to 1.00.

(10)                                                                          Warehouse Period: Unless extended as provided below, the earlier of (i) the maturity of the applicable Mortgage Loan, as the same may be extended, and (ii) two years from the date of the Warehousing Advance.

(11)                                                                          Extension of Warehouse Period: The Warehouse Period may be extended for up to 1 year (i.e., for a total maximum Warehouse Period of 3 years), provided that the following conditions are all satisfied in the sole discretion of the Administrative Agent:

(i)                                     The underlying Mortgage Loan (as the same may have been extended) does not mature prior to the expiration of such period.

(ii)                                  Within 45 calendar days prior to the expiration of the initial Warehouse Period, Administrative Agent has received (A) an updated appraisal of the as-is value and the as-stabilized value of the Mortgaged Property, in form and substance satisfactory to Administrative Agent, and (B) an updated assessment (in form and substance satisfactory to Administrative Agent) as to the Mortgaged Property’s ability to qualify for the Applicable Targeted Permanent Loan Program initially identified in the Credit Underwriting Documents and including an update of the Applicable Expected Permanent Loan Amount.

(iii)                               (A) Based upon the updated as-is appraised value of the Mortgaged Property and the updated assessment, (A) the Advance Rate would not be exceeded, (B) the Warehousing Advance Debt Service Coverage Ratio as of the last day of the calendar month of the otherwise expiring Warehouse Period is at least 1.2 to 1.0, and (C) the then Warehousing Advance-to-Targeted Principal Ratio does not exceed what the Warehousing Advance-to-Targeted Principal Ratio was as of the applicable Advance Date, unless the Borrower makes a partial prepayment of the Warehousing Advance in an amount necessary so that (1) the outstanding amount of the Warehousing Advance does not exceed the Advance Rate then applicable to such Mortgage Loan, (2) the Warehousing Advance Debt Service Coverage Ratio is at least 1.2 to 1.0 and (3) the resulting Warehousing Advance-to-Targeted Principal Ratio does not exceed what the Warehousing Advance-to-Targeted Principal Ratio was as of the applicable Advance Date.

(iv)                              Borrower has delivered any and all information underlying or supporting the calculations required by the preceding subsection, and the same shall be satisfactory in form and substance to Administrative Agent.

Independent Living Facilities

Subject to compliance with the terms and limitations set forth below and the terms, representations and warranties, and covenants in the Agreement, the following Independent Living Facility Mortgage Loan is an Eligible Loan for purposes of the Agreement:

(1)                                                                                 Mortgage Loan type: An interim First Mortgage Loan secured by an Independent Living Facility to (i) refinance an existing third party Mortgage Loan, or (ii) finance the acquisition of such Independent Living Facility, in either case possibly to include funds for minor repairs and rehabilitation (subject to the limitations set forth in this Exhibit and the Agreement).  For the avoidance of doubt, Mortgage Loans secured by Continuing Care Retirement Communities shall not be Eligible Loans.

(2)                                                                                 Repairs and rehabilitation:  May not exceed 15% of Cost.

(3)                                                                                 Subordinate Mortgage Loans or mezzanine debt: Not Permitted.

(4)                                                                                 Sublimit: The aggregate outstanding principal amount of all Warehousing Advances against Qualified Seniors Facilities shall at no time exceed an amount equal to 50% of the Total Commitment Amount.

(5)                                                                                 Maximum amount of Mortgage Loan:  $15,000,000.

(6)                                                                                 Advance Rate: The lesser of (i) 53% of the as is value of the Mortgaged Property with respect to the particular Mortgage Loan based upon a third party MAI appraisal, reviewed and approved by the Administrative Agent, and (ii) 70% of the Mortgage Note Amount advanced by the Borrower with respect to the applicable Mortgage Loan.

(7)                                                                                 Warehousing Advance Debt Service Coverage Ratio: As of the date of the closing of the Mortgage Loan and as of the applicable Advance Date, the Warehousing Advance Debt Service Coverage Ratio must be at least 1.40 to 1.00.

(8)                                                                                 Maximum Underlying Loan-to-Value Ratio and Loan-to-Cost Ratio: The Underlying Loan-to-Value Ratio may not exceed 75%, and the Loan-to-Cost Ratio may not exceed 75%.

(9)                                                                                 Underlying Debt Service Coverage Ratio: As of the date of the closing of the Mortgage Loan and as of the applicable Advance Date, the Underlying Debt Service Coverage Ratio must be at least 1.30 to 1.00.

(10)                                                                          Warehouse Period: Unless extended as provided below, the earlier of (i) the maturity of the applicable Mortgage Loan, as the same may be extended, and (ii) two years from the date of the Warehousing Advance.

(11)                                                                          Extension of Warehouse Period: The Warehouse Period may be extended for up to 1 year (i.e., for a total maximum Warehouse Period of 3 years), provided that the following conditions are all satisfied in the sole discretion of the Administrative Agent:

(i)                                     The underlying Mortgage Loan (as the same may have been extended) does not mature prior to the expiration of such period.

(ii)                                  Within 45 calendar days prior to the expiration of the initial Warehouse Period, Administrative Agent has received (A) an updated appraisal of the as-is value and the as-stabilized value of the Mortgaged Property, in form and substance satisfactory to Administrative Agent, and (B) an updated assessment (in form and substance satisfactory to Administrative Agent) as to the Mortgaged Property’s ability to qualify for the Applicable

Targeted Permanent Loan Program initially identified in the Credit Underwriting Documents and including an update of the Applicable Expected Permanent Loan Amount.

(iii)                               (A) Based upon the updated as-is appraised value of the Mortgaged Property and the updated assessment, (A) the Advance Rate would not be exceeded, (B) the Warehousing Advance Debt Service Coverage Ratio as of the last day of the calendar month of the otherwise expiring Warehouse Period is at least 1.4 to 1.0, and (C) the then Warehousing Advance-to-Targeted Principal Ratio does not exceed what the Warehousing Advance-to-Targeted Principal Ratio was as of the applicable Advance Date, unless the Borrower makes a partial prepayment of the Warehousing Advance in an amount necessary so that (1) the outstanding amount of the Warehousing Advance does not exceed the Advance Rate then applicable to such Mortgage Loan, (2) the Warehousing Advance Debt Service Coverage Ratio is at least 1.4 to 1.0 and (3) the resulting Warehousing Advance-to-Targeted Principal Ratio does not exceed what the Warehousing Advance-to-Targeted Principal Ratio was as of the applicable Advance Date.

(iv)                              Borrower has delivered any and all information underlying or supporting the calculations required by the preceding subsection, and the same shall be satisfactory in form and substance to Administrative Agent.

Eligible Assisted Living Facilities

Subject to compliance with the terms and limitations set forth below and the terms, representations and warranties, and covenants in the Agreement, the following Eligible Assisted Living Facility Mortgage Loan is an Eligible Loan for purposes of the Agreement:

(12)                                                                          Mortgage Loan type: An interim First Mortgage Loan secured by a Assisted Living Facility to (i) refinance an existing third party Mortgage Loan, or (ii) finance the acquisition of such Assisted Living Facility, in either case possibly to include funds for minor repairs and rehabilitation (subject to the limitations set forth in this Exhibit and the Agreement); provided that if the Assisted Living Facility includes an Alzheimer/Memory Care Unit, such Alzheimer/Memory Care Unit shall not exceed (x) 30% of the total units in such Assisted Living Facility or (y) 30% of the income generated by such Assisted Living Facility.  For the avoidance of doubt, Mortgage Loans secured by Skilled Nursing Facilities, Continuing Care Retirement Communities or purely Alzheimer/Memory Care Units shall not be Eligible Loans.

(13)                                                                          Repairs and rehabilitation:  May not exceed 15% of Cost.

(14)                                                                          Subordinate Mortgage Loans or mezzanine debt: Not Permitted.

(15)                                                                          Sublimit: The aggregate outstanding principal amount of all Warehousing Advances against Qualified Seniors Facilities shall at no time exceed an amount equal to 50% of the Total Commitment Amount.

(16)                                                                          Maximum amount of Mortgage Loan:  $15,000,000.

(17)                                                                          Advance Rate: The lesser of (i) 49% of the as is value of the Mortgaged Property with respect to the particular Mortgage Loan based upon a third party MAI appraisal, reviewed and approved by the Administrative Agent, and (ii) 65% of the Mortgage Note Amount advanced by the Borrower with respect to the applicable Mortgage Loan.

(18)                                                                          Warehousing Advance Debt Service Coverage Ratio: As of the date of the closing of the Mortgage Loan and as of the applicable Advance Date, the Warehousing Advance Debt Service Coverage Ratio must be at least 1.50 to 1.00.

(19)                                                                          Maximum Underlying Loan-to-Value Ratio and Loan-to-Cost Ratio: The Underlying Loan-to-Value Ratio may not exceed 75%, and the Loan-to-Cost Ratio may not exceed 75%.

(20)                                                                          Underlying Debt Service Coverage Ratio: As of the date of the closing of the Mortgage Loan and as of the applicable Advance Date, the Underlying Debt Service Coverage Ratio must be at least 1.40 to 1.00.

(21)                                                                          Warehouse Period: Unless extended as provided below, the earlier of (i) the maturity of the applicable Mortgage Loan, as the same may be extended, and (ii) two years from the date of the Warehousing Advance.

(22)                                                                          Extension of Warehouse Period: The Warehouse Period may be extended for up to 1 year (i.e., for a total maximum Warehouse Period of 3 years), provided that the following conditions are all satisfied in the sole discretion of the Administrative Agent:

(i)                                     The underlying Mortgage Loan (as the same may have been extended) does not mature prior to the expiration of such period.

(ii)                                  Within 45 calendar days prior to the expiration of the initial Warehouse Period, Administrative Agent has received (A) an updated appraisal of the as-is value and the as-stabilized value of the Mortgaged Property, in form and substance satisfactory to Administrative Agent, and (B) an updated assessment (in form and substance satisfactory to Administrative Agent) as to the Mortgaged Property’s ability to qualify for the Applicable Targeted Permanent Loan Program initially identified in the Credit

Underwriting Documents and including an update of the Applicable Expected Permanent Loan Amount.

(iii)                               (A) Based upon the updated as-is appraised value of the Mortgaged Property and the updated assessment, (A) the Advance Rate would not be exceeded, (B) the Warehousing Advance Debt Service Coverage Ratio as of the last day of the calendar month of the otherwise expiring Warehouse Period is at least 1.5 to 1.0, and (C) the then Warehousing Advance-to-Targeted Principal Ratio does not exceed what the Warehousing Advance-to-Targeted Principal Ratio was as of the applicable Advance Date, unless the Borrower makes a partial prepayment of the Warehousing Advance in an amount necessary so that (1) the outstanding amount of the Warehousing Advance does not exceed the Advance Rate then applicable to such Mortgage Loan, (2) the Warehousing Advance Debt Service Coverage Ratio is at least 1.5 to 1.0 and (3) the resulting Warehousing Advance-to-Targeted Principal Ratio does not exceed what the Warehousing Advance-to-Targeted Principal Ratio was as of the applicable Advance Date.

(iv)                              Borrower has delivered any and all information underlying or supporting the calculations required by the preceding subsection, and the same shall be satisfactory in form and substance to Administrative Agent.